UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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The Payden & Rygel Investment Group

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1

Payden Managed Income Fund

(Formerly Payden/Kravitz Cash Balance Plan Fund)

A Series of The Payden & Rygel Investment Group

333 South Grand Avenue, 40th Floor

Los Angeles, California 90071

March 20, 2023

Dear Shareholder,

Please review this letter and the enclosed proxy statement regarding an important matter pertaining to your investment. A special meeting of shareholders (“Special Meeting”) of the Payden Managed Income Fund (formerly the “Payden/Kravitz Cash Balance Plan Fund”) (the “Fund”), a series of The Payden & Rygel Investment Group (the “Trust”), will be held on April 14, 2023, at 10:00 a.m., Pacific Time, at the principal executive offices of the Trust, 333 South Grand Avenue, Los Angeles, California 90071 (the “Special Meeting”). For the reasons described below, we are asking shareholders of the Fund to approve a new investment management agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and Payden & Rygel (“Payden”), the current interim investment adviser to the Fund and an affiliate of Payden/Kravitz Investment Advisers LLC, the prior investment adviser to the Fund (“Payden/Kravitz”). The Fund’s fees and expenses will not increase, and the Fund’s investment objectives, principal investment strategies, and portfolio managers and other personnel who service the Fund will not change in connection with the New Agreement.

Payden/Kravitz was formed in 2008 as a joint venture between Payden and Cinderblock Consulting, Inc., previously known at different times as kPlans Investment Services, Inc., Kravitz Investment Services, Inc. and Kravitz Davis Sansone Inc., respectively (collectively, “Kravitz”). Following a decision by Payden and Kravitz to dissolve and conclude the operations of Payden/Kravitz and transition its business to Payden, at a meeting held on December 20, 2022, the Board of Trustees of the Trust (the “Board”) unanimously approved the New Agreement, subject to shareholder approval, as well as an interim investment management agreement between the Trust, on behalf of the Fund, and Payden (the “Interim Agreement”). Payden currently serves as the investment adviser to the Fund pursuant to the Interim Agreement, which took effect on December 30, 2022, after the termination of the investment management agreement with Payden/Kravitz (the “Former Agreement”). For Payden to continue to provide investment management services to the Fund after the expiration of the term of the Interim Agreement, shareholders of the Fund are required to approve the New Agreement. Information on the New Agreement, the Interim Agreement and the Former Agreement is set forth in this Proxy Statement. Information on Payden and other service providers serving the Fund is included as well.

The question-and-answer section that follows discusses the proposal. The proxy statement itself provides greater detail about the proposal. The Board of Trustees recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•	Mail: Complete and return the enclosed proxy card.

•	Internet: Access the website shown on your proxy card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•	In person: Attend the special shareholder meeting on April 14, 2023.

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call Broadridge Financial Solutions, Inc., our proxy solicitation firm, toll free at 1-866-584-0574 during the hours of 9:00 a.m. and 10:00 p.m. ET Monday through Friday, and 10:00 a.m. and 6:00 p.m. ET on Saturday and Sunday.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

/s/ Mary Beth Syal

Mary Beth Syal
Principal Executive Officer of the Trust

2

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q.	Why am I receiving this proxy statement?

A.

You are receiving these proxy materials, including the proxy statement, Notice of Special Meeting of Shareholders and your proxy card, because you have the right to vote on an important proposal concerning the Payden Managed Income Fund (formerly the “Payden/Kravitz Cash Balance Plan Fund”) (the “Fund”), a series of The Payden & Rygel Investment Group (the “Trust”). Shareholders of the Fund are being asked to approve a new investment management agreement (the “New Agreement”) between Payden & Rygel (“Payden”) and the Trust, on behalf of the Fund (the “Proposal”). Payden, an affiliate of Payden/Kravitz Investment Advisers LLC (the “Former Adviser”), currently serves as the investment adviser to the Fund under an interim investment management agreement between the Trust, on behalf of the Fund, and Payden (the “Interim Agreement”). Prior to the Trust entering into the Interim Agreement, the Former Adviser managed the Fund pursuant to an investment management agreement (the “Former Agreement”) that was the same in all material respects as the Interim Agreement and the New Agreement. No increase in the Fund’s fees or expenses is being proposed.

Q.	Why am I being asked to approve the New Agreement?

A.

The Former Adviser was formed in 2008 as a joint venture between Payden and Cinderblock Consulting, Inc., previously known at different times as kPlans Investment Services, Inc., Kravitz Investment Services, Inc. and Kravitz Davis Sansone Inc., respectively (collectively, “Kravitz”). In 2022, the Former Adviser determined to exit the investment advisory business, dissolve and conclude its operations. As a result, at a meeting held on December 20, 2022, the Board of Trustees (“Board”) of the Trust unanimously approved the termination of the Former Agreement effective December 30, 2022, and approved the New Agreement, subject to shareholder approval. To avoid a lapse in advisory services to the Fund, the Board also approved the Interim Agreement, which became effective upon the termination of the Former Agreement on December 30, 2022.

Payden currently serves as the investment adviser to the Fund pursuant to the Interim Agreement. Pursuant to the terms of the Interim Agreement, Payden will serve as investment adviser until the earlier of 150 days from December 30, 2022 or until shareholders of the Fund approve the New Agreement. For Payden to continue to provide investment management services to the Fund beyond the term of the Interim Agreement, shareholders of the Fund are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to approve the New Agreement. If shareholders of the Fund do not approve the New Agreement, then Payden will not be permitted to serve as the Fund’s investment adviser after the expiration of the Interim Agreement, and the Board will have to consider other alternatives for the Fund, which may include a new or modified request for shareholder approval of a new investment management agreement with Payden, retaining a different investment adviser for the Fund, which would also need to be approved by shareholders of the Fund, or the possible liquidation and termination of the Fund. In addition, even if shareholder approval is granted, there are other potential circumstances in which the Board could determine to liquidate and terminate the Fund, and the receipt of shareholder approval does not foreclose such future liquidation or termination.

To avoid interruption to the management and operations of the Fund and to avoid additional costs to the Fund, the Board is recommending that shareholders of the Fund approve the Proposal.

Q.	What will happen to the Fund if the Proposal is approved by shareholders?

A.

If the Proposal is approved by the Fund’s shareholders, the Fund will enter into the New Agreement with Payden and Payden will continue as the Fund’s investment adviser. In that case, the Interim Agreement will terminate. Payden will serve as the investment adviser to the Fund for an initial two-year period from the effective date of the New Agreement, and thereafter from year to year so long as the continuation of the New Agreement is approved in accordance with the 1940 Act.

Q.	How would this affect my account with the Fund?

A.

The implementation of the New Agreement will not affect your account. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the New Agreement. The New Agreement is the same in all material respects, and has the same advisory fee, as the Former Agreement and the Interim Agreement, as discussed in more detail in the enclosed proxy statement.

Q.	How will my approval of the New Agreement affect the management and operation of the Fund?

A.	The Fund’s investment objectives, principal investment strategies, and portfolio managers and other personnel who service the Fund will not change in connection with the New Agreement.

Q.	How will approval of the New Agreement affect the fees and expenses I pay as a shareholder of the Fund?

A.

The approval of the New Agreement will not result in an increase of the Fund’s investment management fee. In particular, both the Former and New Agreements provide for the adviser to receive a monthly fee from the Fund at the annual rate of 1.10% of average daily net assets. The New Agreement includes the same ongoing annual operating expense limitations as the Former Agreement, pursuant to which the aggregate Net Annual Fund Operating Expenses of each class of shares are limited to 1.25% of average daily net assets, subject to certain exclusions.

Q.	Are there any material differences between the Former Agreement and the New Agreement?

A.

No. The New Agreement has the same advisory fee as the Former Agreement, and its terms do not differ materially from those of the Former Agreement, except for the identity of the investment adviser and the dates of commencement and renewal, as discussed in more detail in the enclosed proxy statement.

Q.	How does the Trust’s Board of Trustees recommend that I vote?

A.	After careful consideration, the Board unanimously recommends that shareholders vote FOR the Proposal.

Q.	If the Former Agreement was terminated as of the close of business on December 30, 2022, how is the Fund currently being managed?

A.

At a meeting held on December 20, 2022, the Board approved the Interim Agreement, which took effect on December 30, 2022. Pursuant to the terms of the Interim Agreement, which was adopted in accordance with the requirements of Rule 15a-4 of the 1940 Act, Payden will provide advisory services to the Fund under the Interim Agreement until the earlier of 150 days from December 30, 2022 or until shareholders of the Fund approve the New Agreement. The terms of the Interim Agreement do not differ materially from those of the Former Agreement, except for the identity of the investment adviser and its duration.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “record date,” which is February 1, 2023 (even if that person has since sold those shares), is eligible to vote on the Proposal.

If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your Shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your Shares by ballot in person at the Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q.	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

A.

The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by Payden. The Fund and its shareholders will not bear those costs.

Q.	What vote is required to approve the Proposal?

A.

Approval of the Proposal will require the vote of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act, when a quorum is present. As defined by the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at a shareholder meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Shareholders of the Fund will vote on the proposal in the aggregate as one class, and not by class of shares.

Q.	How can I cast my vote?

A.	You may vote in any of four ways:

•	By telephone, with a toll-free call to the phone number indicated on the proxy card.

•	By internet, by accessing the website shown on your proxy card and following the online instructions.

•	By mailing in your proxy card.

•	In person at the meeting in Los Angeles, California on April 14, 2023.

Q.	What will happen if there are not enough votes to hold the Special Meeting?

A.

A certain percentage of a Fund’s shares (often referred to as “quorum”) must be represented at the meeting. It is important that shareholders vote online or by telephone, or complete and return signed proxy cards promptly, to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or a proxy solicitor if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the Proposal, we may adjourn the Meeting so we can seek more votes.

Q.	Who should I call for additional information about this Proxy Statement?

A.

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call Broadridge Financial Solutions, Inc., our proxy solicitation firm, toll free at 1-866-584-0574 during the hours of 9:00 a.m. and 10:00 p.m. ET Monday through Friday, and 10:00 a.m. and 6:00 p.m. ET on Saturday and Sunday. The representatives can assist with any questions you may have regarding this event.

IMPORTANT INFORMATION FOR SHAREHOLDERS

Payden Managed Income Fund

(Formerly Payden/Kravitz Cash Balance Plan Fund)

A series of The Payden & Rygel Investment Group

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held April 14, 2023

Notice is hereby given that The Payden & Rygel Investment Group (the “Trust”) will hold a special meeting of shareholders (the “Special Meeting”) of the Payden Managed Income Fund (formerly the “Payden/Kravitz Cash Balance Plan Fund”) (the “Fund”) on April 14, 2023, at 10:00am Pacific Time at the principal executive offices of the Trust, 333 South Grand Avenue, Los Angeles, California 90071.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal	Description
1	To approve a new investment management agreement between Payden & Rygel (“Payden”) and the Trust, on behalf of the Fund.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the Proposal.

Shareholders of record of the Fund at the close of business on the record date, February 1, 2023, are entitled to notice of and to vote at the Special Meeting and any adjournment(s) or postponements thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about March 20, 2023, to such shareholders of record.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•	Mail: Complete and return the enclosed proxy card.

•	Internet: Access the website shown on your proxy card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•	In person: Attend the special shareholder meeting on April 14, 2023.

By Order of the Board of Trustees,

/s/ Mary Beth Syal

Mary Beth Syal
Principal Executive Officer of the Trust

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Payden Managed Income Fund

(Formerly Payden/Kravitz Cash Balance Plan Fund)

A Series of

The Payden & Rygel Investment Group

333 South Grand Avenue

Los Angeles, California 90071

PROXY STATEMENT FOR

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

April 14, 2023

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of The Payden & Rygel Investment Group (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Payden Managed Income Fund (formerly the “Payden/Kravitz Cash Balance Plan Fund”) (the “Fund”) to be held on April 14, 2023, at 10:00am Pacific Time at the principal executive offices of the Trust, 333 South Grand Avenue, Los Angeles, California 90071 (the “Special Meeting”). The purpose of the Special Meeting is to seek shareholder approval of (i) a new investment management agreement between Payden & Rygel (“Payden”) and the Trust, on behalf of the Fund (the “Proposal”); and (ii) to transact such other business as may be properly brought before the Special Meeting and any adjournments or postponements thereof.

Shareholders of record at the close of business on February 1, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement (“Proxy Statement”) and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about March 20, 2023.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on April 14, 2023:

The Notice of Meeting, Proxy Statement and Proxy Card

are available at www.proxyvote.com.

Please read the Proxy Statement carefully before voting on the Proposal. If you need additional copies of this Proxy Statement or proxy card, please first contact Payden Mutual Funds at 1-800-572-9336 or Broadridge Financial Solutions, Inc. (“Broadridge”) at 1-866-584-0574. Additional copies of this Proxy Statement will be delivered to you promptly upon request.

For a free copy of the Fund’s Annual Report for the fiscal year ended October 31, 2022, or the most recent Semi-Annual Report, please call 1-800-572-9336 or write to Payden Mutual Funds at P.O. Box 1611, Milwaukee, Wisconsin 53201-1611.

PROPOSAL

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

Introduction and Background

At the Special Meeting, shareholders of the Fund will be asked to approve an investment management agreement between the Trust, on behalf of the Fund, and Payden (the “New Agreement”). A general description of the terms of the New Agreement is included below under “Description of the Former Agreement and New Agreement,” and the form of New Agreement is included as Exhibit A.

Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”), the former investment adviser to the Fund, was formed in 2008 as a joint venture between Payden and Cinderblock Consulting, Inc., previously known at different times as kPlans Investment Services, Inc., Kravitz Investment Services, Inc. and Kravitz Davis Sansone Inc., respectively (collectively, “Kravitz”). By mutual agreement of Payden and Kravitz, Payden/Kravitz determined to exit the mutual fund investment advisory business, dissolve and conclude its operations, and transition its business to Payden, an affiliate of Payden/Kravitz. Accordingly, at a meeting on December 20, 2022, the Board, including the Trustees who are not “interested persons” of the Trust (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”) approved the termination of the investment management agreement between the Trust, on behalf of the Fund, and Payden/Kravitz (the “Former Agreement”), effective after the close of business on December 30, 2022. In addition, the Board, including the Independent Trustees, unanimously determined that the appointment of Payden to serve as the Fund’s investment adviser was in the best interests of the Fund and approved the New Agreement, subject to shareholder approval, and unanimously recommended the approval of the New Agreement to the Fund’s shareholders. In connection with these approvals, the Board also approved a change in the name of the Fund, which previously was called the “Payden/Kravitz Cash Balance Plan Fund,” to the “Payden Managed Income Fund,” effective December 30, 2022.

Pursuant to the 1940 Act, the New Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund (as defined below). As a result of the termination of the Former Agreement prior to shareholder approval of the New Agreement, the Trust does not have an investment management agreement in place for the Fund that has been approved by shareholders of the Fund in accordance with the 1940 Act. To avoid a lapse in advisory services to the Fund, at the meeting on December 20, 2022, the Board, including the Independent Trustees, also unanimously approved an interim investment management agreement between the Trust, on behalf of the Fund, and Payden pursuant to Rule 15a-4 under the 1940 Act (the “Interim Agreement”), which became effective on December 30, 2022 upon the termination of the Former Agreement. Payden is currently managing the Fund pursuant to the Interim Agreement and will serve as investment adviser to the Fund pursuant to the Interim Agreement until the earlier of 150 days from December 30, 2022 or until shareholders of the Fund approve the New Agreement. The factors that the Board considered in approving the New Agreement and the Interim Agreement are set forth below under “Board Considerations.”

For Payden to continue to provide investment management services to the Fund beyond the term of the Interim Agreement, shareholders of the Fund are required by the 1940 Act to approve the New Agreement. If shareholders of the Fund do not approve the New Agreement, the Interim Agreement will remain in full force and effect until the expiration of its term, but Payden will not be permitted to serve as the Fund’s investment adviser after the expiration of the Interim Agreement, and the Board will have to consider other alternatives for the Fund, which may include a new or modified request for shareholder approval of a new investment management agreement with Payden, retaining a different investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and termination of the Fund. In addition, even if shareholder approval is granted, there are other potential circumstances in which the Board could determine to liquidate and terminate the Fund, and the receipt of shareholder approval does not foreclose such future liquidation or termination.

To avoid interruption to the management and operations of the Fund and to avoid additional costs to the Fund, the Board is recommending that shareholders of the Fund approve the Proposal. Approval of the New Agreement will not increase investment management fees paid by Fund shareholders.

The Interim Agreement has the same advisory fee as the Former Agreement, and the terms of the Interim Agreement do not differ materially from those of the Former Agreement, except for the identity of the investment adviser and its duration. In accordance with Rule 15a-4 under the 1940 Act, the Interim Agreement will continue for the shorter of 150 days or the approval of the New Agreement by the Fund’s shareholders. The Interim Agreement provides that the Trustees, Payden, or a majority of the Fund’s outstanding voting securities may terminate the Interim Agreement at any time without payment of any penalty on 60 days’ written notice.

The New Agreement also has the same advisory fee as the Former Agreement and its terms do not differ materially from those of the Former Agreement, except for the identity of the investment adviser and the dates of commencement and renewal. Implementation of the New Agreement will not result any changes to the organization or structure of the Fund, and you will still own the same shares of the Fund. The Fund’s investment objectives and principal investment strategies, and the portfolio managers and other personnel who service the Fund, have not changed in connection with the Interim Agreement and will not change in connection with the New Agreement. In particular, Nigel Jenkins, Brian Matthews, and Eric Souders, who have served as the Fund’s portfolio managers under the Former Agreement and Interim Agreement, will continue to serve as the portfolio managers if the New Agreement is approved. In addition, the total operating expenses of the Fund will not increase. Under the New Agreement, Payden will provide the same investment management services to the Fund on the same material terms, and at the same investment management fee rate, as such services were provided by Payden/Kravitz under the Former Agreement. The Fund will continue to employ the same independent registered public accounting firm, administrator, transfer agent, custodian and distributor as currently utilized by the Fund.

If the Proposal is approved by shareholders of the Fund, the New Agreement will go into effect thereafter, and the Interim Agreement will terminate. Payden will serve as the investment adviser to the Fund for an initial two-year period from the effective date of the New Agreement, and thereafter from year to year so long as the continuation of the New Agreement is approved in accordance with the 1940 Act.

Description of the Former Agreement and New Agreement

The Former Agreement was initially approved and dated June 18, 2008. Prior to voting to terminate the Former Agreement, the Board, including a majority of the Independent Trustees, had approved the continuation of the Former Agreement on June 21, 2022.

To implement the New Agreement, the Fund will be added to the investment management agreement between Payden and the Trust, on behalf of its other series, by means of an amendment. A copy of the form of the New Agreement and the amendment to add the Fund is attached as Exhibit A. The following is a comparison of the material terms of the Former Agreement and the New Agreement. Although the terms of the New Agreement as described below are qualified in their entirety by reference to the form of the New Agreement included as Exhibit A, shareholders should still read the summary below carefully. There are no material differences between the terms of the New Agreement and the Former Agreement with respect to services provided by the named adviser, which was Payden/Kravitz under the Former

Agreement and would be Payden under the New Agreement. In addition, the New Agreement and Former Agreement are identical with respect to the contractual advisory fee rate. Accordingly, in this section the Former Agreement and New Agreement may be collectively referred to as the “Agreements.”

Under the Agreements, the adviser, subject to the supervision of the Board, provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Agreements provide that the Fund shall pay the adviser a monthly management fee that is calculated at the annual rate of 1.10% of the Fund’s average daily net assets. In addition, each of the Agreements provides for an ongoing annual operating expense limitation, excluding Rule 12b-1 distribution fees, Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses, of 1.25% of the average daily net assets of each of the Fund’s share classes.

The Agreements are substantially similar with respect to the expenses for which the adviser is responsible. The Agreements provide that they shall remain in effect for an initial term of two years from their date of effectiveness and thereafter for successive one-year periods, provided such continuance is approved at least annually as required by the 1940 Act. The Agreements provide for their termination with respect to the Fund at any time, without the payment of any penalty, (i) by the vote of the majority of the Board or by the vote of a majority of the outstanding securities of the Fund on 60 days’ written notice, or (ii) by the adviser on 60 days’ written notice. The Agreements will immediately terminate in the event of their assignment.

The Agreements provide that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Agreement, except a loss resulting from a breach of the adviser’s fiduciary duty with respect to the receipt of compensation for services (in which event any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from the adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by the adviser of its obligations and duties under the agreement. The Agreements further provide that the Trust shall indemnify the adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the adviser in connection with the performance of any of its duties or obligations under the investment management agreement or otherwise as an investment adviser of the Trust.

Information About the Fund

The Fund is a series of the Trust. The Trust is an open-end management investment company organized as a Massachusetts business trust.

Payden is the Fund’s investment adviser, Payden & Rygel Distributors (“Distributor”), an affiliate of Payden and Payden/Kravitz, is the distributor of the Fund’s shares, and Treasury Plus, Inc. (“Treasury Plus”), an affiliate of Payden and Payden/Kravitz, is the Fund’s administrator. Each of these entities are located at 333 South Grand Avenue, Los Angeles, California 90071.

Information About Payden

Payden, located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to the Fund pursuant to the Interim Agreement.

Payden is an investment counseling firm founded in 1983. Payden was founded as an independent investment counseling firm specializing in the management of short-term fixed income securities. Today, the firm provides a broad array of investment management services involving both fixed income and equity securities and other investment techniques. Payden is owned by its President and CEO, Joan Payden, who is the majority shareholder. Ms. Payden’s address is 333 South Grand Avenue, Los Angeles, California 90071. As of February 28, 2023, its staff consisted of 239 employees, 116 of whom either have advanced degrees and/or are Chartered Financial Analysts. As of such date, it had 450 client relationships, including pension funds, endowments, credit unions, foundations, corporate cash accounts and individuals, and managed total assets of approximately $138 billion.

The following table sets forth the name, position and principal occupation of each current principal officer and director of Payden. The address of each officer is 333 South Grand Avenue, Los Angeles, California 90071.

Name	Position/Principal Occupation with the Adviser
Joan A. Payden	President, CEO and Board Director

Brian W. Matthews Bradley F. Hersh	Managing Director, Chief Financial Officer and Board Director Director, Treasurer and Board Director

Payden does not serve as investment adviser to any other registered investment companies with similar investment objectives and strategies to those of the Fund.

Investment Management Fees and Other Fees – Former and Interim Agreements

Management Fees

The Former Agreement provided that Payden/Kravitz receive a monthly fee from the Fund at the annual rate of 1.10% of average daily net assets. The Interim Agreement provides that Payden receive a monthly fee from the Fund at the annual rate of 1.10% of average daily net assets. Gross investment management fees earned by Payden/Kravitz, investment management fees waived, and Fund expenses subsidized by Payden/Kravitz, and the net investment management fee or net expense subsidy for the fiscal year ended October 31, 2022 are shown in the table below:

Fund	Investment Management Fees	Waiver/Recoupment	Investment Management Fees After Waiver/Recoupment
Payden Managed Income Fund	$1,211,000	$407,000	$804,000

Expense Limitations

The Former Agreement provided, and the Interim Agreement currently provides, for an ongoing annual operating expense limitation to limit the Fund’s aggregate annual fund operating expenses, excluding Rule 12b-1 distribution fees, Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses, to 1.25% of the average daily net assets of each share class.

Distribution Plan

Pursuant to SEC Rule 12b-1, the Board has adopted the Rule 12b-1 Distribution Plan (“Distribution Plan”), under which the Adviser Class and Retirement Class shares of the Fund are allowed to pay asset-based sales charges or distribution and service fees for the distribution, sale or servicing of the Fund’s shares. The fee is payable at an annual rate of 0.25% of the average daily net assets of the Adviser Class and 0.50% of the average daily net assets of the Retirement Class, respectively regardless of the actual expenses incurred, which the Distributor may use to compensate other broker-dealers. Because these fees are paid out of the assets of the applicable class of the Fund on an ongoing basis, over time these fees will increase the cost of an investment in shares of the Adviser Class and Retirement Class.

Except to the extent that affiliates of Payden receive distribution fees from the Distributor, or that the Fund’s investment adviser benefits through increased fees from an increase in the net assets of the Fund, which may result in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation of the Distribution Plan or any related agreements. For the fiscal year ended October 31, 2022, the Fund paid 12b-1 fees to the Distributor in the amount of $36,286 for the Adviser Class and $111,340 for the Retirement Class.

Administration Agreement

Treasury Plus is a wholly owned subsidiary of Payden which serves as administrator to the Fund. For providing administrative services to the Trust, Treasury Plus receives a monthly fee at the annual rate of 0.15% of the daily net assets of the Fund. If in any fiscal year the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, Treasury Plus will reimburse the Fund for a portion of such excess expenses. During the fiscal year ended October 31, 2022, Treasury Plus earned $165,000 with respect to the Fund pursuant to the Administration Agreement.

Board Considerations

At a meeting held on December 20, 2022, the Board of the Trust unanimously approved: (1) the Interim Agreement between Payden and the Trust, on behalf of the Fund, and (2) the New Agreement between Payden and the Trust, on behalf of the Fund. The Interim Agreement and New Agreement are referred to collectively as the “Agreements.” The Board approved the Agreements following the recommendation of the Board’s Audit Committee, which is composed of all seven of the Trustees who have no direct or indirect interest in the Agreements, and who are Independent Trustees.

The Board was advised that Payden/Kravitz, then the investment adviser to the Fund, would be dissolved and terminated by the mutual agreement of its managers and members on or about December 30, 2022. Accordingly, the Board was advised that Payden proposed that the Board terminate the Former Agreement and approve the Agreements with Payden. In connection with its consideration of the Agreements, the Board reviewed information provided by Payden regarding the dissolution of Payden/Kravitz, the proposed fees and Payden’s proposed services under the Agreements. The Board also took into account information furnished to it throughout the year at meetings of the Board and of the Board’s committees, as well as extensive information prepared specifically in connection with its most recent annual renewal process in June 2022 for the investment management agreement between Payden and the Trust, on behalf of its other series.

The determination made by each of the Independent Trustees also took into account various factors that they believed to be relevant, in light of the legal advice furnished to them by Paul Hastings LLP, independent legal counsel to the Independent Trustees, and the business judgment made by each of the Independent Trustees. In advance of the Board meeting held on December 20, 2022, Paul Hastings requested on behalf of the Audit Committee and the Board, and Payden provided, extensive information that was designed to assist the Audit Committee and the Board in their consideration of whether to approve the Agreements on behalf of the Fund. This information included, but was not limited to, the following: (1) the nature, extent and quality of services provided or to be provided by Payden to the Fund; (2) the Fund’s investment performance; (3) the costs of the services provided to the Fund and the profits realized or potential profits to be realized (if any) by Payden and its affiliates from their relationship with the Fund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the Fund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by Payden with other clients to whom Payden provides comparable services; and (8) any other benefits derived or anticipated to be derived by Payden or its affiliates from their relationship with the Fund. In order to assist the Audit Committee and the Board in their respective deliberations, the P&R Trust retained Broadridge to prepare a report on the Fund. Broadridge is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their investment advisory contract approval processes.

Broadridge produced, among other information, performance and expense comparison data regarding the Fund, including data relating to the Fund’s advisory fee rates, total expense ratios, short-term and long-term investment performance, and portfolio turnover rates. Broadridge also compared much of this data for the Fund against a universe of investment companies and against a more selective peer group of investment companies with similar investment objectives and strategies, each of which was selected by Broadridge, and, in the case of the investment performance data, against one or more appropriate broad-based benchmark indices. Broadridge then summarized the methodologies it employed to provide the data contained in its report. In addition, Broadridge represented to the Board that its report was designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that it, and not Payden, had identified the selected comparative peer groups and universes, and that it did so in a manner that was not intended to produce biased results for its clients.

As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve the Agreements. In reaching its decisions regarding the approval of the Agreements for

Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Fund. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval process under Section 15(c) of the 1940 Act and Rule 15a-4 thereunder. In deciding whether to approve the Agreements, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to approve the Agreements. Set forth below are the general factors the Board considered in making its decision.

The Board and Audit Committee considered a number of factors related to the services to be provided by Payden, including the quality of Payden’s investment advisory process, the experience, expertise and quality of Payden’s investment professionals, the experience, leadership ability and integrity of Payden’s senior management, the low turnover rate of its key personnel, and the overall financial strength, stability and viability of Payden. They also considered Payden’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its investment advisory resources and information technology systems. The Board and Audit Committee further considered Payden’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services to be provided by Payden or its affiliates to the Fund under the Agreements. The Board also considered that the overall services provided to the Fund by Payden, and the individuals who currently provide portfolio management services to the Fund, would remain the same as under Payden/Kravitz. Based on the foregoing, the Board and Audit Committee concluded that the investment advisory and related services to be provided by Payden and its affiliates have benefited and should continue to benefit the Fund and its shareholders.

At its regular quarterly Board meetings and as a part of the approval of the Agreements, the Board reviewed the investment results of the Fund compared to its benchmark index. In addition, the Board and Audit Committee specifically reviewed the Broadridge report, which contained the Fund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Performance Group”) selected by Broadridge, and (2) the Fund’s benchmark index. The Board noted that the Fund was in the second quintile for the one-year, the fourth quintile for the three-year, and in the third quintile for the five-year and ten-year periods of the Performance Group. The Board recognized that the comparison to the Performance Group was somewhat difficult given the fairly unique nature of the Fund and its investment objectives. The Board and Audit Committee concluded that the results for the Fund since its inception have been satisfactory overall, and that for the most recent time periods the Fund’s results continued on a satisfactory track. In sum, the Board and Audit Committee concluded that Payden’s management of the Fund should benefit the Fund and its shareholders.

The Board and the Committee reviewed the Fund’s net operating expense ratio and its various fee and expense components, and then compared those fees and expenses to the fee and expense information for a group of comparable mutual funds (the “Expense Group”) selected by Broadridge. They observed that the advisory fees and expenses for the Fund continue to be competitive with the advisory fees and expenses of the Expense Group. The Board observed that the Fund’s total expenses were in the fourth quintile of the group of the Expense Group for expense comparison purposes. The Board also noted that Payden would contractually agree that, for so long as it is the investment adviser to the Fund, the total Annual Fund Operating Expenses will not exceed 1.25%. With respect to the advisory fee, the Board noted that Payden’s annual contractual management fee rate for the Fund was 1.10%, placing it in the fourth quintile of the Expense Group for contractual adviser fees, although the actual management fee was in the third quintile. The Board further considered that the advisory fee rate paid by the Fund to Payden would remain the same as under Payden/Kravitz. Overall, the Board and Audit Committee concluded that the Fund’s cost structure was fair and reasonable in relation to the services provided, and that the Fund’s shareholders would receive reasonable value in return for the advisory fees paid to Payden by the Fund.

The Board and Audit Committee also reviewed information regarding Payden’s cost of providing services to the Fund, as well as the resulting level of profits to Payden. They further reviewed the cost allocation methodology used to determine Payden’s profitability of providing services to the Fund. Based that review, the Board and Audit Committee concluded that the profits to be earned by Payden were not excessive in view of the advisory, administrative and other services provided to the Fund. Finally, the Board and Audit Committee noted that Payden would indirectly benefit from its advisory relationship with the Fund because the availability of the Fund would enhance Payden’s business reputation and name recognition.

The Board further considered that the Agreements would contain the same substantive terms and conditions as the Existing Agreement, other than with respect to the named investment manager, the effective dates and the durations of the Agreements. The Board considered that the Interim Agreement would commence upon the termination of the Existing Agreement, and continue for the shorter of 150 days or the approval of the New Agreement by the Fund’s shareholders, and that the New Agreement would commence upon its approval by the Fund’s shareholders, and would continue in effect for an initial term of two years, and thereafter only if it is approved annually by the Board or by the vote of the shareholders of a majority of the outstanding shares of the Fund, and also, in either event, by a majority of the Independent Trustees. Finally, the Board considered that the Interim Agreement permitted Payden to manage the Fund on an interim basis to avoid any interruption in the provision of investment advisory services, in advance of a meeting of the Fund’s shareholders to approve the New Agreement.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of the New Agreement with Payden.

Interest of Certain Persons in the Proposal

The table below indicates the current officers and Trustees of the Trust who serve as officers, employees, directors, general partners or shareholders of the investment adviser. The address of each officer is 333 South Grand Avenue, Los Angeles, California 90071. Because of their positions with the investment adviser, and because the investment adviser will be paid a fee pursuant to the New Agreement, each officer of the Trust who is also an officer, employee, director, general partner or shareholder of the investment adviser may have an interest in the New Agreement.

Name	Position with the Trust	Year First Elected as an Officer or Trustee of the Trust	Position with the Adviser
Mary Beth Syal	Principal Executive Officer and Chief Operating Officer	2021	Managing Director

Brian W. Matthews	Principal Financial Officer and Chief Financial Officer	2003	Managing Director and Chief Financial Officer

Bradley F. Hersh	Vice President, Treasurer and Assistant Secretary	1998	Director and Treasurer

Sandi A. Brents	Vice President, Chief Compliance Officer and Assistant Secretary	2016	Senior Vice President and Senior Compliance Officer

Reza Pishva	Secretary	2021	Senior Vice President, Associate General Counsel

Asha B. Joshi	Trustee	2021	Managing Director

Jordan H. Lopez	Trustee	2020	Director

VOTING INFORMATION

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on the Record Date, February 1, 2023, are entitled to vote on the Proposal at the Special Meeting and any adjournments or postponements thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. On the Record Date, the Fund had shares outstanding as disclosed below.

Fund	Adviser Class Shares Outstanding	Retirement Class Shares Outstanding	SI Class Shares Outstanding	Institutional Class Shares Outstanding
Payden Managed Income Fund	786,962.391	2,466,201.576	6,473,819.392	288,022.617

Security Ownership of Management, Trustees and Principal Shareholders

As of the Record Date, to the best of the knowledge of the Trust, no Trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund. The Trust is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Trust.

As of the Record Date, the following persons are known by the Trust to own beneficially or of record 5% or more of any class of the outstanding voting shares of the Fund:

Shareholders Owning of Record 5% or More of the Outstanding Shares of Funds1

Name and Address of Beneficial Owner	Number of Shares	% of Outstanding Shares
PAYDEN MANAGED INCOME FUND, ADVISER CLASS
CHARLES SCHWAB & CO SPECIAL CUSTOD, SAN FRANCISCO, CA, 94104	217856.80	25.13%
NATIONWIDE TRUST CO FSB, COLUMBUS, OH, 43218	160186.29	18.48%

Name and Address of Beneficial Owner	Number of Shares	% of Outstanding Shares
MASSACHUSETTS MUTUAL LIFE INSURANCE CO, SPRINGFIELD, MA, 01111	136008.27	15.69%
EMPOWER TRUST FBO, GREENWOOD VILLAGE, CO, 80111	38998.76	13.92%
MASSACHUSETTS MUTUAL LIFE INSURANCE CO, SPRINGFIELD, MA, 01111	90306.79	10.42%
NATIONAL FINANCIAL SERVICES LLC, JERSEY CITY, NJ, 07310	48222.67	5.56%

PAYDEN MANAGED INCOME FUND, INSTITUTIONAL CLASS
ASCENSUS TRUST COMPANY FBO, FARGO, ND, 58106	137009.13	47.57%
MATRIX TRUST COMPANY AS CUST FBO, PHOENIX, AZ, 85072	104878.95	36.41%
ASCENSUS TRUST COMPANY FBO, FARGO, ND, 58106	46134.54	16.02%

PAYDEN MANAGED INCOME FUND, SI CLASS
JOHN HANCOCK LIFE INSURANCE COMPANY USA, BOSTON, MA, 02116	4859169.19	75.62%
AMERITAS LIFE INSURANCE, LINCOLN, NE, 68510	584224.60	8.82%

PAYDEN MANAGED INCOME FUND, RETIREMENT CLASS
HARTFORD LIFE INS CO, HARTFORD, CT, 06104	1185138.52	48.05%
MASSACHUSETTS MUTUAL LIFE INSURANCE CO, SPRINGFIELD, MA, 01111	1059489.46	42.96%
EMPOWER TRUST FBO, GREENWOOD VILLAGE, CO, 80111	140824.34	5.71%

[1]	The Trust has no other information regarding the beneficial ownership of such shares. All information is as of January 31, 2023

Quorum, Adjournment and Method of Tabulation

The Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Master Trust Agreement, the presence of thirty percent of the outstanding shares of the Fund entitled to vote will constitute a quorum for the Special Meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

In the event that a quorum is not present at the Special Meeting, or if there are insufficient votes to approval the Proposal by the time of the Special Meeting, the proxies or their substitutes may propose that such Special Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of shares that are present in person or by proxy when the adjournment is being voted upon. If a quorum is present, and a proposal to adjourn the meeting to permit further solicitation is received, the proxies or their substitutes will vote in favor of such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies or their substitutes will vote against any such adjournment any shares for which they are directed to vote against the Proposal. For purposes of determining the presence of a quorum for the Special Meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or the person entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on the matter). Abstentions and broker non-votes will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve the Proposal. Accordingly, to the extent that the vote of a “majority of the outstanding voting securities” of a Fund, as discussed in the following section, is obtained by the affirmative vote of 67% or more of the shares present or represented by proxy because the holders of more than 50% of the outstanding shares are represented, abstentions and broker non-votes will have the effect of shares voted “Against” a Proposal. Shareholders are urged to vote or forward their voting instructions promptly. As there are no proposals on which brokers may vote in their discretion on behalf of their clients pursuant to applicable New York Stock Exchange rules, the Trust does not expect to receive any broker non-votes.

Required Vote

Approval of the Proposal will require the vote of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act, when a quorum is present. As defined by the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at a shareholder meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Shareholders of the Fund will vote on the proposal in the aggregate as one class, and not by class of shares.

Proxies and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Trust shown at the beginning of this proxy statement), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. A superseding proxy may also be executed by voting via telephone or online. The superseding proxy need not be voted using the same method (mail, telephone, or online) as the original proxy vote. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call Broadridge Financial Solutions, Inc., our proxy solicitation firm, toll free at 1-866-584-0574 during the hours of 9:00 a.m. and 10:00 p.m. ET Monday through Friday, and 10:00 a.m. and 6:00 p.m. ET on Saturday and Sunday. The representatives can assist with any questions you may have regarding this event.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy. If no specification is made, all properly executed proxies will be voted FOR the Proposal referred to in the proxy statement. Proxies will be voted in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meeting. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses

The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

Payden has engaged Broadridge Financial Solutions, Inc., to assist in the solicitation of proxies, including preparing, printing and mailing the enclosed proxy card and this proxy statement. The costs of the solicitation, which are estimated to be approximately $8,000, will be borne by Payden. In addition, the Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons. Payden may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Officers and employees of the Trust and Payden and/or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile. Broadridge Financial Solutions, Inc., has also been retained as proxy tabulator.

Shareholder Proposals for Future Meetings

The Trust is not required to and does not hold annual shareholder meetings, except to the extent that such meetings may be required under the 1940 Act or state law. The Trust has not received any shareholder proposal to be considered for presentation at the Special Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Shareholders who wish to submit proposals for inclusion in the proxy statement for a future shareholder meeting with respect to the Fund should send their written proposals to the Trust’s Secretary at its principal executive offices within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement, because inclusion in the proxy statement is subject to compliance with certain federal regulations.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, the Fund may mail only one copy of this Proxy Statement, Notice of Internet Availability of Proxy Materials, or Annual and Semi-Annual Reports, as applicable, to shareholders having the same address on the Fund’s records. However, each shareholder will receive separate proxy cards. If you would like to receive multiple copies of these materials, or to receive only one copy in the future, please call 1-800-572-9336 or write to Payden Mutual Funds at P.O. Box 1611, Milwaukee, Wisconsin 53201-1611.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Special Meeting but should any other matter requiring a vote of shareholders properly come before the meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

EXHIBIT A – FORM OF INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT is made as of June 24, 1992, between P&R INVESTMENT TRUST, a Massachusetts business trust (herein called the “Trust”), and PAYDEN & RYGEL, a California corporation (“P&R”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust desires to retain P&R to furnish investment advisory services to the Trust and P&R is willing to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. The Trust hereby appoints P&R to act as investment adviser to each series of shares of beneficial interest of the Trust identified on Exhibit A hereto, as such Exhibit may from time to time be amended by the parties (each a “Fund”), for the period and on the terms set forth in this Agreement. P&R accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Management. Subject to the supervision of the Trust’s Board of Trustees, P&R shall provide a continuous investment program for each Fund, including, investment research and management with respect to all securities and investments and cash equivalents in such Fund.

(a) P&R shall determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to each Fund. P&R shall comply with the investment objectives, policies and restrictions as stated in the Trust’s Registration Statement with respect to each Fund, as from time to time amended, and resolutions of the Trust’s Board of Trustees. P&R shall comply with the 1940 Act, the Securities Act of 1933 and all applicable Rules and Regulations of the Securities and Exchange Commission, and shall conduct its activities pursuant to this Agreement in accordance with all other applicable laws and regulations.

(b) On occasions when P&R deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of P&R, then P&R, to the extent permitted by applicable laws and regulations, may (but shall be under no obligation to) aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by P&R in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(c) P&R shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected.

3. Services Not Exclusive. P&R shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent. The investment management services furnished by P&R hereunder are not deemed exclusive, and P&R shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

4. Reports, Books and Records. P&R shall render to the Board of Trustees of the Trust such periodic and other reports as the Board may from time to time reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, P&R hereby agrees that all records which it maintains for the Trust are the property of the Trust. P&R shall surrender promptly to the Trust any of such records upon the Trust’s request, and shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

5. Expenses.

(a) During the term of this Agreement, P&R shall pay the following expenses: (i) the salaries and expenses of all personnel of the Trust and all personnel of P&R who perform services for the Trust, except the fees and expenses of trustees who are not affiliated persons of P&R; and (ii) all expenses incurred by P&R or by the Funds in connection with managing the ordinary course of the Funds’ business other than those to be paid by the Funds as set forth herein.

(b) During the term of this Agreement, the Trust shall pay the following expenses: (i) the fees and expenses incurred by each Fund in connection with the management of the investment and reinvestment of the Fund’s assets; (ii) the fees and expenses of trustees who are not affiliated persons of P&R; (iii) the fees and expenses of the Trust’s Custodian, Transfer Agent, Fund Accounting Agent and Administrator; (iv) the charges and expenses of legal counsel and independent accountants for the Trust; (v) brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by a Fund to federal, state or other governmental agencies; (vii) the fees of any trade associations of which the Trust may be a member; (viii) the cost of fidelity, trustees and officers and errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of each Fund and of its shares with the SEC, registering the Trust as a broker or dealer and qualifying shares of each Fund under state securities laws, including the preparation and printing of the Trust’s registration statements, prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (x) allocable communications expenses with respect to investor services and all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business, and (xii) any expenses assumed by the Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

6. Compensation. For the services provided by P&R pursuant to this Agreement, the Trust shall pay P&R a fee, computed daily and paid monthly (in arrears), at the annual rate set forth in Exhibit A.

(a) If in any fiscal year the aggregate operating expenses of any Fund (as hereafter defined) exceed the applicable percentage of the average daily net assets of the Fund set forth in Exhibit A for such fiscal year, P&R shall reimburse such Fund for such excess operating expenses. Such operating expense reimbursement, if any, shall be estimated, reconciled and paid on a monthly basis. Any such reimbursement of a Fund shall be repaid to P&R by such Fund, without interest, at such later time or times as it may be repaid without causing the aggregate operating expenses of such Fund to exceed the applicable percentage of the average daily net assets of the Fund for the period in which it is repaid; provided, however, that upon termination of this Agreement with respect to any Fund, such Fund shall have no further obligation to repay any such reimbursements. As used in this paragraph, the term “operating expenses” of a Fund for a fiscal year shall mean all expenses of the Fund for such year other than interest, taxes, brokerage commissions (including related SEC fees), blue-sky fees, 12b-1 plan fees and extraordinary expenses.

(b) In addition, if in any fiscal year the aggregate expenses of any Fund (as defined under the securities regulations of any state having jurisdiction over such Fund) exceed the expense limitations of any such state, P&R shall reimburse the Fund for such excess expenses to the extent not previously reimbursed pursuant to paragraph (a) of this Section 6. The obligation of P&R to reimburse any Fund hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year with respect to such Fund. Such expense reimbursement, if any, shall be estimated, reconciled and paid on a monthly basis.

7. Limitation of Liability. P&R shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of P&R’s fiduciary duty with respect to the receipt of compensation for services (in which event any award of damages shall be limited to the period and amount set forth in Section 36(b) (3) of the 1940 Act) or loss resulting from P&R’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by P&R of its obligations and duties under this Agreement.

The Trust shall indemnify P&R and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by P&R in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of a Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by P&R in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Determination of whether and the extent to which the P&R is entitled to indemnification hereunder shall be made by (a) a final decision on the merits by a court or to her body before whom the action, suit or other proceeding was brought that P&R was or was not liable by reason of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or breach of its fiduciary duty or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that P&R was or was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a) (19) of the 1940 Act) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion.

8. Duration and Termination. This Agreement shall become effective with respect to the initial Fund on the date hereof, and with respect to any additional Funds on the date of the amendment to Exhibit A adding such Fund hereto, provided that this Agreement (as supplemented by the terms specified in Exhibit A hereto with respect to such Fund) shall have been approved by the shareholders of such Fund in accordance with the requirements of the 1940 Act, and unless sooner terminated as provided herein, shall continue in effect with respect to each Fund for an initial term of two years. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund.

Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund), or by P&R, on sixty days’ written notice. This Agreement shall immediately terminate in the event of its assignment.

9. Representations and Warranties. P&R represents and warrants to the Trust that P&R is registered as an investment adviser under the Investment Advisers Act of 1940. The Trust represents and warrants to P&R that it is registered as an open-end management investment company under the 1940 Act. Each party further represents and warrants to the other that this Agreement has been duly authorized by such party and constitutes the legal, valid and binding obligation of such party in accordance with its terms.

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective as to a particular Fund until approved by vote of a majority of the outstanding securities of such Fund; provided, however, that this Agreement may be amended without the vote of the shareholders of any Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provisions hereof, or it the parties deem such amendment necessary to conform this Agreement to the requirements of applicable federal laws or regulations (but neither the Trust nore P&R shall be liable for failing to do so).

11. Obligations of the Trust. P&R acknowledges that the Master Trust Agreement of the Trust dated January 22, 1992 is on file with the Secretary of the Commonwealth of Massachusetts, and that the obligations of the Trust under this Agreement are not binding on any officers, trustees or shareholders of the Trust individually but are binding only upon the assets and properties of the various Funds.

12. Notices. Notices of any kind to be given to P&R hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to P&R at 333 South Grand Avenue, Suite 3250, Los Angeles, California 90071, Attention: President, or at such other address or to such individual as shall be so specified by P&R to the Trust. Notices of any kind to be given to the Trust hereunder by P&R shall be in writing and shall be duly given if mailed or delivered to the Trust at 333 South Grand Avenue, Suite 3250, Los Angeles, California 90071, Attention: President; or at such other address or to such individual as shall be so specified by the Trust to P&R.

13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Massachusetts law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rule or regulation of the Securities and Exchange Commission thereunder. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meaning as the meaning of such terms in the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

P&R INVESTMENT TRUST
By
Title: President

PAYDEN & RYGEL
By
Title: Executive Vice President

April __, 2023

Payden & Rygel

333 South Grand Avenue, 40th Floor

Los Angeles, California 90071

Ladies and Gentlemen:

We wish to retain Payden & Rygel to act as investment adviser to our Payden Managed Income Fund series. Accordingly, this will confirm our agreement to amend Exhibit A to the Investment Management Agreement between us, dated January 22, 1992, as heretofore amended, by adding the following paragraph with respect to the above-referenced series:

Payden Managed Income Fund

Annual Advisory Fee (as a percentage of average daily net assets) – 1.10%.

Annual Operating Expense Limitation (as a percentage of average daily net assets), excluding 12b-1 Distribution Fees, Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses –

SI Class Shares – 1.25%

Institutional Class Shares – 1.25%

Retirement Class Shares – 1.25%

Adviser Class Shares – 1.25%

In all other respects, the Investment Management Agreement between us, as heretofore amended, will remain unchanged. Please sign this letter below to confirm your agreement to this amendment.

Very truly yours,

By:
Reza Pishva
Secretary

AGREED:

PAYDEN & RYGEL

By:
Edward S. Garlock
Secretary

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D97011-S61782                    KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:	For	Against	Abstain

1. To approve a new investment management agreement between Payden & Rygel (“Payden”) and the Trust, on behalf of the Fund.

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Special Meeting of Shareholders Proxy Statement is available at www.proxyvote.com.

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D97012-S61782

Payden Managed Income Fund

(Formerly the “Payden/Kravitz Cash Balance Plan Fund”)

A Series of

The Payden & Rygel Investment Group

333 South Grand Avenue

Los Angeles, California 90071

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

April 14, 2023

This proxy is being provided to you by the Board of Trustees (the “Board”) of The Payden & Rygel Investment Group (the “Trust”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Payden Managed Income Fund (formerly the “Payden/Kravitz Cash Balance Plan Fund”) (the “Fund”) to be held on April 14, 2023, at the principal executive offices of the Trust, 333 South Grand Avenue, Los Angeles, California 90071 (the “Special Meeting”).

The undersigned hereby appoints Reza Pishva, Secretary with full power of substitution, as proxy of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above- stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Combined Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Special Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE